UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 11, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

      On February 11, 2004, Unifi, Inc. (the "Company") issued a news release announcing that one of its equity affiliates had informed the Company of a pending investigation involving the equity affiliate, a copy of which news release is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1      News Release disseminated on February 11, 2004 by Unifi, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       UNIFI, INC.

                                                                                       By: /s/ CHARLES F. MCCOY
                                                                                             Charles F. McCoy
                                                                                             Vice President, Secretary and General
                                                                                                   Counsel

  Dated: February 11, 2004